EXHIBIT 10.3

January 23, 2003


Shimoda Resources Limited
C/O Offitex Limited
Chrysalia Court, 206 Makarios Avenue
Limassol 3030 Cyprus



Dear Sirs,

This letter confirms the agreement between Shimoda Resources Holdings, Inc. ("SHRH") and Shimoda Resources Limited ("SRL") to enter into an exchange transaction, wherein SHRH will transfer to SRL, 1,739,130 of its US$0.001 par value common shares in exchange for certain assets detailed on Schedule A attached hereto.

It is further agreed that SRL will provide SHRH with financial statements for the fiscal year ended December 31, 2002 audited by KPMG International's Cyprus affiliate and specifically listing the book value and basis of each of the assets transferred under this agreement from SRL to SHRH. SHRH undertakes to use its best efforts to have the audit completed by April 5, 2003.

SRL further undertakes to use its best efforts to take all measures necessary to ensure timely transfer of all said assets to SHRH or its designee.

Very truly yours,

/s/ Peter J Lazaro
------------------
Peter J. Lazaro
CFO
Shimoda Resources Holdings, Inc.

--------------------------------------------------------------------------------

Agreed & accepted:
For and on behalf of Shimoda Resources Limited

/s/ David J Mapley
------------------
David J Mapley
Managing Director


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

                                   SCHEDULE A


                        Shimoda Resources Limited Assets

                                                                      Domicile
                                                                        of
                                                          Where         Key           Number
                              Asset Type   Activity     Registered     Assets       of Shares

Quoted securities

Celtic Resources PLC          ordinary     Metals       U.K.           Russia       279,146
                              shares

Dalpolimetall                 ordinary     Metals       Russia         Russia       7,000
                              shares

Priargunskzavod               ordinary     Metals       Russia         Russia       10,000
                              shares

Unquoted securities

Eurasia PGM                   ordinary     PGM          Cyprus         Russia       approximately 11%
                              shares

GTI Oil Co. S.A.              ordinary     Oil & Gas    Romania        Romania      141
                              shares
                                                                                    100% of
Kartvelo Holdings             ordinary     Mining Co.   Georgia        Georgia      outstanding shares
                              shares

Olager Oil LLP                licenses     Oil & Gas    Kazakstan      Kazakstan    Various licenses
                                           Operating                                100% of outstanding
Shimoda Chemicals             ordinary     Co.          Georgia        Georgia      shares
                              shares

Samara/Tomsk/KM Oil deal      licenses     Oil & Gas    Russia         Russia       Various licenses


CASH (Canadian$)              cash                                                  CAD 61,250